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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2003

IMC GLOBAL INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9759 (Commission File Number)	36-3492467 (IRS Employer Identification No.)
100 South Saunders Road Lake Forest, Illinois (Address of Principal Executive Offices)		60045 (Zip Code)

Registrant's Telephone Number, Including Area Code (847) 739-1200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Exhibits.

(c)
Exhibits:

  The exhibits accompanying this report are listed in the accompanying Exhibit Index.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMC GLOBAL INC.
	By:	/s/ E. PAUL DUNN, JR. Name: E. Paul Dunn, Jr. Title: Vice President, Finance and Treasurer
Date: June 27, 2003

EXHIBIT INDEX

        The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-70797, as noted below:

Exhibit No.	Registration No. 333-70797 Exhibit No.	Exhibit
1.1	1.1.1	Underwriting Agreement dated June 24, 2003, between the Registrant and the Underwriters named therein
4.1	4.19	Certificate of Designations dated June 27, 2003 relating to the 7.50% Mandatory Convertible Preferred Shares
5.1	5.1.1	Opinion of Sidley Austin Brown & Wood

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SIGNATURES
EXHIBIT INDEX